______________________________________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 5, 2019

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Mourant Governance Services (Cayman) Limited 94 Solaris Avenue, Camana Bay Grand Cayman KY1-1108 Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949 4123
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	6160	The Stock Exchange of Hong Kong Limited

*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]
______________________________________________________________________________________________________

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 5, 2019, BeiGene, Ltd. (the “Company”) held its 2019 Annual General Meeting of Shareholders (the “Annual Meeting”). As disclosed in the Proxy Statement, there were 777,413,184 ordinary shares entitled to vote at the Annual Meeting as of the record date on April 18, 2019 (the “Record Date”), of which approximately 606,423,597 were held in the name of Citibank, N.A., which issues Company-sponsored American Depositary Receipts evidencing American Depositary Shares (“ADSs”), which, in turn, each represent 13 ordinary shares.
At the Annual Meeting, of the ordinary shares entitled to vote, 692,460,907 ordinary shares, including ordinary shares represented by ADSs, or approximately 89.1% of the outstanding ordinary shares on the Record Date, were present and voted in person or by proxy (including abstentions) for Resolutions 1, 2, 3, 4, 6 and 8; 717,875,634 ordinary shares, including ordinary shares represented by ADSs, or approximately 92.3% of the outstanding ordinary shares on the Record Date, were present and voted in person or by proxy (including abstentions) for Resolution 5; and 686,646,807 ordinary shares, including ordinary shares represented by ADSs, or approximately 88.3% of the outstanding ordinary shares on the Record Date, were present and voted in person or by proxy (including abstentions) for Resolution 7. In accordance with the Company’s Fifth Amended and Restated Memorandum and Articles of Association, the quorum required for a general meeting of shareholders at which an ordinary resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least a simple majority of all votes capable of being exercised on a poll.
The matters set forth below were voted on by the Company’s shareholders as of the Record Date at the Annual Meeting. Detailed descriptions of these matters and the voting procedures applicable to these matters at the Annual Meeting are contained in the Proxy Statement. Set forth below are the total number of shares voted for and against each matter, as well as the total number of abstentions and broker non-votes with respect to each matter.

(1) Ordinary resolution: to re-elect Ranjeev Krishana to serve as a Class III director until the 2022 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
654,407,239	37,866,247	187,421	—

Accordingly, Ranjeev Krishana was re-elected to serve as a Class III director.

(2) Ordinary resolution: to re-elect Xiaodong Wang to serve as a Class III director until the 2022 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
456,450,803	235,815,520	194,584	—

Accordingly, Xiaodong Wang was re-elected to serve as a Class III director.

(3) Ordinary resolution: to re-elect Qingqing Yi to serve as a Class III director until the 2022 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
661,033,052	31,240,850	187,005	—

Accordingly, Qingqing Yi was re-elected to serve as a Class III director.

(4)  Ordinary resolution: to re-elect Jing-Shyh (Sam) Su to serve as a Class I director until the 2020 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
689,929,157	2,344,745	187,005	—

Accordingly, Jing-Shyh (Sam) Su was re-elected to serve as a Class I director.

The proposals for the election of directors related solely to the election of Class III and Class I directors nominated by the Board of Directors. The terms of the following directors continued after the Annual Meeting: John V. Oyler, Timothy Chen, Donald W. Glazer, Michael Goller and Thomas Malley.

(5)  Ordinary resolution: to approve and ratify the selection of Ernst & Young Hua Ming LLP and Ernst & Young as the Company's independent registered public accounting firms for the fiscal year ending December 31, 2019:

Votes For	Votes Against	Abstentions	Broker Non-Votes
717,373,119	260,871	241,644	—

Accordingly, the appointment of Ernst & Young Hua Ming LLP and Ernst & Young as the Company’s independent registered public accounting firm was approved and ratified.

(6)  Ordinary resolution: within the parameters of Rule 13.36 of the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited, to approve the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or ADSs not exceeding 20% of the total number of issued ordinary shares of the Company as at the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company (the “General Mandate to Issue Shares”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
611,981,188	74,999,231	5,480,488	—

Accordingly, the General Mandate to Issue Shares was approved.

(7)  Ordinary resolution: to authorize the Company and its underwriters, in their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the "Existing Shareholders"), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year (the “Connected Person Placing Authorization”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
383,272,393	75,234,870	228,139,544	—

Accordingly, the Connected Person Placing Authorization was approved.

(8) Ordinary resolution: to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
496,035,024	186,333,764	10,092,119	—

Accordingly, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved.

Item 8.01              Other Events.

Adoption of Amended Independent Director Compensation Policy

On June 5, 2019, upon recommendation of the Compensation Committee, the Board of Directors of the Company approved an amendment to the Company’s Independent Director Compensation Policy (the “Director Compensation Policy”) solely to change the form of equity awards granted to independent directors to consist entirely of share options, instead of a mix of share options and restricted share units, in order to comply with the listing rules of the Hong Kong Stock Exchange.

Under the amended Director Compensation Policy, independent directors will continue to be paid an annual cash retainer of $50,000 and additional fees for service as a member or chair of each committee of the Board of Directors on which they serve, ranging from

$5,000 to $22,500 per year, as specified in the policy. Additionally, independent directors will be granted equity awards in the form of share options valued at $300,000 in connection with their initial election or appointment to the Board of Directors, pro-rated in the first year of service, and annual equity awards in the form of share options valued at $300,000 on the date of each annual meeting of shareholders, which share options shall vest in full on the earlier of the first anniversary of date of grant or the date of the next annual meeting of shareholders, and in full upon death, disability or the occurrence of specified events in connection with a change of control of the Company. The options will have an exercise price equal to the greater of (i) the fair market value of the Company’s ordinary shares on the date of grant and (ii) the average fair market value of the Company’s ordinary shares over the five trading days preceding the date of grant, in each case as determined in reference to the closing price of the Company’s ADSs on the Nasdaq Stock Market. The options will be granted under the Company’s shareholder-approved Second Amended and Restated 2016 Share Option and Incentive Plan (the “2016 Plan”) and form of award agreement thereunder. In addition, under the terms of the 2016 Plan, the value of all equity awards and other cash compensation paid to each independent director for their service as an independent director may not exceed $1,000,000 in any calendar year.

A complete copy of the Director Compensation Policy, as amended, is filed herewith as Exhibit 10.1and is incorporated herein by reference. The above summary of the terms of the Director Compensation Policy does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Adoption of Amendment No. 1 to the Second Amended and Restated 2018 Employee Share Purchase Plan

On June 5, 2019, upon recommendation of the Compensation Committee, the Board of Directors of the Company approved Amendment No. 1 (“Amendment No. 1”) to the Second Amended and Restated 2018 Employee Share Purchase Plan, solely to remove the six-month waiting period following the commencement of employment in order to be eligible to participate in the plan. Under the amended plan, individuals who have been employed by the Company or a designated subsidiary as of the commencement of the enrollment period for an offering will be eligible to participate in the offering. A complete copy of Amendment No. 1 is filed herewith as Exhibit 10.2 and is incorporated herein by reference. The above summary of the terms of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01              Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	BeiGene, Ltd. Independent Director Compensation Policy, as amended
10.2	Amendment No. 1 to the Second Amended and Restated 2018 Employee Share Purchase Plan

Exhibit Index

Exhibit No.	Description
10.1	BeiGene, Ltd. Independent Director Compensation Policy, as amended
10.2	Amendment No. 1 to the Second Amended and Restated 2018 Employee Share Purchase Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: June 5, 2019	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel